EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Supplement to Statutory Prospectus and Statement of Additional Information (“SAI”)
dated March 1, 2024

1.	The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

Federico Sequeda, CFA, Executive Director and Vice President, Fixed Income organization, Emerging Markets Debt team, has managed the Fund and the Portfolio since April 11, 2024.

Sahil Tandon, CFA, Managing Director and Vice President, Fixed Income organization, Emerging Markets Debt team, has managed the Fund and the Portfolio since April 11, 2024.

Steven Vanne, CFA, FRM, Executive Director and Vice President, Fixed Income organization, Emerging Markets Debt team, has managed the Fund and the Portfolio since March 2023.

2.	The following replaces the seventh paragraph under “Management” in “Management and Organization” in the Fund’s statutory prospectus:

The portfolio managers of the Fund and Portfolio are Federico Sequeda (since April 11, 2024), Sahil Tandon (since April 11, 2024) and Steven Vanne (since March 2023). Messrs. Sequeda and Vanne are Executive Directors of Morgan Stanley and Vice Presidents of Eaton Vance and BMR, and have been employees of the Eaton Vance organization for more than five years. Mr. Tandon is a Managing Director of Morgan Stanley and a Vice President of EVAIL and has been an employee of the Eaton Vance organization for more than five years. Messrs. Sequeda, Tandon and Vanne currently manage other funds and portfolios.

3.	The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:
	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Federico Sequeda, CFA(1)
Registered Investment Companies(3)	10	$10,684.9	0	$0
Other Pooled Investment Vehicles	16	$12,834.9	0	$0
Other Accounts	4	$591.1	0	$0
Sahil Tandon, CFA(1)
Registered Investment Companies(3)	5	$1,404.6	0	$0
Other Pooled Investment Vehicles	13	$5,102.5	0	$0
Other Accounts	5	$469.8	0	$0
Steven Vanne, CFA, FRM(2)
Registered Investment Companies(3)	3	$843.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)	As of February 29, 2024.
(2)	This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies and/or separate pooled investment vehicles in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(3)	Includes the Fund and Portfolio.

The following table shows the dollar range of equity securities beneficially owned in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended October 31, 2023 and in the Eaton Vance family of funds as of December 31, 2023.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Federico Sequeda, CFA(1)	None	$100,001 - $500,000
Sahil Tandon, CFA(1)	None	None
Steven Vanne, CFA, FRM	None	None

(1)        As of February 29, 2024.

April 11, 2024	43572 4.11.24